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                                  FIRST AMENDMENT
                                        TO
                                 CREDIT AGREEMENT


      This First Amendment to Credit Agreement (this "Amendment"), made and entered into effective as of the 24th day of April, 1995, by and among INSITUFORM MID-AMERICA, INC., a Delaware corporation ("Borrower"), THE BOATMEN'S NATIONAL BANK OF ST. LOUIS and MARK TWAIN BANK, as lenders ("Lenders") and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as agent ("Agent").

                                   RECITALS:

A. Borrower and Lenders have entered into that certain Credit Agreement dated as of February 15, 1995 (the "Loan Agreement") pursuant to which Lenders have extended a $20,000,000 revolving credit facility to Borrower.

B. Borrower has requested that Lenders amend the Loan Agreement to remove United Pipeline Systems, Inc. as a Guarantor. Lenders are willing to do so, subject to the terms and conditions set forth herein.

      In consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Loan Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

      2.1 GUARANTORS. Section 1.10 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

           "1.10 GUARANTORS. "Guarantors" shall mean the present subsidiaries of the Borrower, including but not limited to: Affholder, Inc., Insituform Central, Inc., Insituform Missouri, Inc., Insituform North, Inc., Insituform Plains, Inc., Insituform de Puerto Rico, Inc., Insituform Rockies, Inc., Insituform Texark, Inc., PALTEM Systems, Inc., and United Pipeline Systems USA, Inc. "Guarantors" shall not include United Pipeline Systems, Inc."

3. RETURN OF GUARANTY. Promptly after the execution of this Amendment by Borrower, Bank shall return to Borrower the original, executed Guaranty of United Pipeline Systems, Inc.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lenders that (i) this Amendment has been duly authorized by Borrower's board of directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment,
(iii) this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency, fraudulent conveyance,

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reorganization, moratorium or similar laws affecting the enforceablity of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement, all of the representations and warranties contained in Section 4 of the Loan
                                                ---------
Agreement, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, and (v) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

5. EFFECT ON LOAN DOCUMENTS. Except as specifically amended hereby, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Loan Agreement, as amended hereby.

6. REAFFIRMATION. Borrower hereby ratifies, affirms, acknowledges, and agrees that the Loan Agreement (as amended by this Amendment) represents the valid, enforceable and collectible obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever known to Borrower with respect to any of the Loan Documents.

7. GOVERNING LAW. This Amendment has been delivered in St. Louis, Missouri and shall be governed by and construed in accordance with the laws and decisions of the State of Missouri without giving effect to the choice or conflicts of law principles thereunder.

8. SECTION TITLES. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                     INSITUFORM MID-AMERICA, INC.


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________


                                     THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                                     AS AGENT AND A LENDER


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________


                                     MARK TWAIN BANK, AS A LENDER


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________


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